UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 9, 2014 (April 3, 2014)

Western Asset Mortgage Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35543	27-0298092
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

385 East Colorado Boulevard

Pasadena, CA 91101

(Address of principal executive offices, including zip code)

(626) 844-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 3, 2014, Western Asset Mortgage Capital Corporation (the “Company”) and Western Asset Management Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co., LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to (i) the sale by the Company of 13,000,000 shares of the Company’s common stock to the Underwriters and (ii) the grant by the Company to the Underwriters of an option to purchase all or part of 1,950,000 additional shares of the Company’s common stock (together, the “Shares”). The Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriters may be required to make in respect of these liabilities. In the ordinary course of business the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

On April 9, 2013, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion to the Company with respect to the validity of the Shares (the “Opinion”). The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-194775), in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933.

(d)                                              Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated April 3, 2014, by and among Western Asset Mortgage Capital Corporation and Western Asset Management Company, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co., LLC, on the other hand.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated April 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 9, 2014	By:	/s/ W. Stephen Venable, Jr.
	Name:	W. Stephen Venable, Jr.
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated April 3, 2014, by and among Western Asset Mortgage Capital Corporation and Western Asset Management Company, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co., LLC, on the other hand.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated April 9, 2014.